                                                                Exhibit 10.41

                              SILGAN HOLDINGS INC.


               FOURTH AMENDED AND RESTATED 1989 STOCK OPTION PLAN



I.  PURPOSE OF PLAN; DEFINITIONS.

     1.1  Purpose.
          -------

          The purpose of the Silgan Holdings Inc. Fourth Amended and Restated 1989 Stock Option Plan (the "Plan") is to strengthen Silgan Holdings Inc., a Delaware corporation (the "Company"), by providing an additional means of attracting and retaining officers and key personnel. It is intended that this purpose be achieved by extending to designated officers or employees of the Company an added long-term incentive for high levels of performance and for unusual efforts designed to improve the financial performance of the Company, through the grant of options to purchase shares of common stock of the Company (as described herein). It is further intended that pursuant to this Plan, the Committee may grant either ISOs or Nonstatutory Options (both as defined herein).

     1.2  Definitions.
          -----------

          For purposes of this Plan, the following terms shall be defined as indicated, unless otherwise clearly required by the context in which the term appears:

     "Board of Directors" shall mean the Board of Directors of the Company.
      ------------------

     "Carryover Amount" shall mean, in the case of all persons to whom Options
      ----------------
     were granted effective as of June 30, 1989, an amount per share determined by the Committee, and in the case of all other persons, zero.

     "Change of Control" shall mean any sale of the assets or voting stock of
      -----------------
     the Company, whether by purchase, merger, consolidation or other similar transaction, pursuant to which there is a transfer of ownership of more than fifty percent (50%) of the assets or the voting stock of the Company to a Person which theretofore did not own, directly or indirectly, any of the voting stock of the Company; provided, however, that a merger or consolidation of the Company with or into Silgan Corporation or other restructuring of the Company in which the stockholders of the Company retain at least fifty percent (50%) of the voting stock of the surviving Person shall not be deemed a Change of Control.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Committee" shall mean the committee of three or more persons selected by
      ---------
     the Board of Directors to administer this Plan.

     "Common Stock" shall mean the authorized and issuable common stock of the
      ------------
     Company ($.01 par value).

     "Fair Market Value" shall mean (i) if the stock is listed or admitted to
      -----------------
     trade on a national securities exchange, the closing price of the stock on the composite tape of the principal national securities exchange on which the stock is so listed or admitted to trade, (ii) if the stock is not listed or admitted to trade on a national securities exchange, the mean between the last reported bid and asked price for the stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or
     (iii) if the stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the stock are not so furnished through NASDAQ or a similar organization, the fair market value of the stock as determined in good faith by the Committee in such manner as it deems appropriate, taking into consideration, among other things, recent sales of the stock.

     "ISO" shall mean incentive stock option(s) within the meaning of Section
      ---
     422 of the Code.

     "Nonstatutory Options" shall mean an option granted pursuant to the Plan
      --------------------
     which does not qualify as an ISO.

     "Option(s)" shall mean option(s) to purchase Common Stock under this Plan
      ---------
     and shall include Options that result from the conversion of options under and as provided in stock option plans of any Subsidiary to which the Company is a party.

     "Option Price" shall have the meaning set forth in Section 3.1 hereof.
      ------------

     "Person" shall mean any individual, partnership, joint venture,
      ------
     corporation, association, trust, or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

     "Public Offering" shall mean a primary, public offering of shares of Common
      ---------------
     Stock, pursuant to an effective registration statement, registered under the Securities Act of 1933, as amended.

     "S&H Stockholders" shall mean R. Philip Silver and D. Greg Horrigan.
      ----------------

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     "Subsidiary" shall mean any corporation if 50% or more of the total
      ----------
     combined voting power and value of all classes of stock is owned, either directly or indirectly, by the Company or another Subsidiary.


II.  ADMINISTRATION; PARTICIPATION.

     2.1  Administration.
          --------------

          This Plan shall be administered by the Committee, none of the members of which are currently eligible to receive Options and have not been eligible to receive Options for at least twelve (12) months prior to their selection to the Committee. The action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent of its members, the action by the Committee shall be deemed to have been taken at the time the last member required for valid action by the Committee signs the consent.

          Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

          Subject to the express provisions of this Plan, the Committee shall select from the eligible class of employees of the Company or a Subsidiary and make corresponding recommendations to the Board of Directors concerning the individuals to whom Options shall be granted and the terms and provisions of such Options (which need not be identical) including, but not by way of limitation, the time at which such Options shall be granted, whether an Option granted hereunder shall be intended to be treated as an ISO or a Nonstatutory Option, the number of shares subject to each Option and the Option Price and the consideration acceptable in payment of the Option Price. The Committee shall also determine, as to each individual to whom Options shall be granted effective as of June 30, 1989, the Carryover Amount, if any, applicable to such individual.

          No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred by any member in connection with defending against, responding to, negotiating the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with the member's actions in administering this Plan or authorizing or denying authorization to any transaction hereunder.

          The Board of Directors, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

     2.2  Participation.
          -------------

          Only officers or key employees of the Company, or of a Subsidiary, whose responsibility levels indicate their ability to substantially contribute to the Company's growth and development shall be eligible for selection by the Committee to participate in this Plan; provided, however, that members of the Committee shall not, while members of this Committee, be eligible to receive Options under this Plan. In addition, members of the Board of Directors who are not officers or employees of the Company or of any Subsidiary shall not be eligible to receive Options under this Plan. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

          Notwithstanding anything herein to the contrary, during the initial term of the Amended and Restated Management Services Agreement dated as of February 12, 1997 by and between S&H, Inc. and the Company (i.e., until June 30, 1999, unless such initial term is terminated for any reason prior to the expiration thereof), Options may be granted under this Plan to either of the S&H Stockholders if, and only if, any such grant of Options is approved by (i) a majority of the members of the Committee (which majority must include a majority of the members of the Committee excluding any of the S&H Stockholders that are members of the Committee) and (ii) a majority of the members of the Board of Directors (which majority must include a majority of the members of the Board of Directors excluding any of the S&H Stockholders that are members of the Board of Directors).

     2.3  Stock Subject to the Plan.
          -------------------------

          Subject to Section 4.1 hereof, the stock to be offered under this Plan shall be shares of authorized but unissued Common Stock or Common Stock held in treasury. The aggregate amount of Common Stock to be delivered upon exercise of all Options granted under the Plan shall not exceed the sum of (i) 124,000 shares plus (ii) such number of shares issuable upon exercise of all

Options that will be outstanding upon and in the event of the conversion to Options of options under and in accordance with stock option plans of all Subsidiaries, with such sum being subject to adjustment as set forth in Section
4.1 of this Plan. Such amount of Common Stock is hereby reserved for issuance under this Plan. If any Option shall expire or terminate for any reason without having been fully exercised, the unexercised shares subject thereto shall again be available for the purposes of this Plan.

     2.4  Stock Option Agreements.
          -----------------------

          Each Option granted pursuant to this Plan shall be evidenced by an Incentive Stock Option Agreement or a Nonstatutory Stock Option Agreement (any of which are at times herein referred to as an "Option Agreement" or, collectively, as "Option Agreements"), which shall set forth the terms and conditions of the option and specify whether such option is intended to be an ISO or a Nonstatutory Stock Option.


III.  OPTIONS.

     3.1  Option Price.
          ------------

          Except as otherwise provided herein, the purchase price per share of the Common Stock covered by each Option (the "Option Price") shall be determined by the Committee; provided, however, the Option Price for an ISO shall not be less than the Fair Market Value of the Common Stock covered by the Option at the time of grant. The Option Price of any share purchased shall be paid in full at the time of each purchase in cash, by check, or, provided that all necessary regulatory approvals have been received, and provided further that the Option Agreement provides for such exercise, the person exercising the Option may deliver in payment of all or a portion of the Option Price certificates for other shares of Common Stock which shall be valued at the Fair Market Value of such Common Stock as of the date of exercise of the Option.

     3.2  Option Period.
          -------------

          Except as otherwise provided herein or as otherwise determined by the Committee, each Option and all rights or obligations thereunder shall expire on such date as shall be provided in the Option Agreement, but not later than the tenth anniversary (fifth anniversary in the case of an ISO granted to an employee who owns or is deemed to own at the time of grant more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary) of the date on which the Option is granted, and shall be subject to earlier termination as hereinafter provided.

     3.3  Exercise of Options.
          -------------------

          Each Option shall become exercisable and the total number of shares subject thereto shall be purchasable no sooner than one year from the date of the grant of the Option, and only in such installments, which need not be equal, as specified in the Option Agreement. If the holder of an Option shall not in any given installment period purchase all of the shares which the holder is entitled to purchase in such installment period, the holder's right to purchase any shares not so purchased in such installment period shall continue until the expiration or earlier termination of the holder's Option. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable in any installment so long as the total number of shares subject to the Option is not increased. No Option or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded except that they may be accumulated in accordance with the second sentence of this Section 3.3. No fewer than ten (10) shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the Option. The Committee may impose such conditions or limitations, as shall be specified in the applicable Option Agreement, on the sale or transfer of Common Stock acquired upon exercise of an Option as it may deem necessary or desirable.

     3.4  Nontransferability of Options.
          -----------------------------

          An Option granted under this Plan shall, by its terms, be nontransferable by the holder other than by will or the laws of descent and distribution, and shall be exercised during the holder's lifetime only by the holder or a duly appointed guardian or personal representative.

     3.5  Termination of Employment.
          -------------------------

          (a) If an Option holder ceases to be an officer of or employed by the Company or a Subsidiary because of the Option holder's voluntary termination of employment, the Option will be exercisable only until the date of resignation from office or termination of employment, to the extent, and only to the extent, installments had become exercisable as of the date of termination of employment or resignation from office.

          (b) If an Option holder ceases to be an officer of or employed by either the Company or a Subsidiary for any reason other than voluntary termination specified in Section 3.5(a), the Option holder shall have ninety
(90) days, or such other period provided in the Option Agreement, from the date of termination of employment to exercise his or her Option, to the extent, and only to the extent, installments had become exercisable prior to the date of termination of employment or removal or resignation from office.

 3.6      Permanent Disability of Employee.
          --------------------------------

          If an Option holder is no longer an officer of or employed by either the Company or a Subsidiary, as a result of permanent disability (as defined below), the holder shall have twelve (12) months, or such shorter period as is provided in the Option Agreement, from the date of termination of employment to exercise his or her Option. The Option shall expire at the end of such 12-month period (or such shorter period as is provided in the Option Agreement or as provided pursuant to Section 3.2 hereof) to the extent not exercised within that period. As used herein, "permanent disability" shall mean the inability of an Option holder by reason of illness or injury to perform substantially all of his or her duties as an employee of the Company or a Subsidiary during any continued period of one hundred eighty (180) days.

     3.7  Death of Employee.
          -----------------

          If an Option holder dies while an officer of or employed by the Company or a Subsidiary, or during the periods described in Section 3.5(b) or
3.6 hereof, the holder's Option shall be exercisable during the twelve-month period, or such shorter period as is provided in the Option Agreement, following the holder's death, by the executor of the holder's will, the administrator of the holder's estate, or as otherwise provided in the Option Agreement, (and not otherwise, regardless of any community property or other interest therein of the spouse of the holder or such spouse's successor in interest), provided that in no event shall the Option be exercised after the period provided for in Section
3.2 hereof. Unless sooner terminated pursuant to the Plan, the Option shall expire at the end of such twelve-month period (or such shorter period as is provided in the Option Agreement or as is provided pursuant to Section 3.2 hereof) to the extent not exercised within that period. In the event that the holder's spouse shall have acquired a community property interest in the Option, the holder, the executor of the holder's will, the administrator of the holder's estate, or such other Person as is otherwise provided in the Option Agreement, may exercise the option on behalf of the spouse of the holder or such spouse's successor in interest.

     3.8  Limitation on Grant of ISOs.
          ---------------------------

          The aggregate Fair Market Value (determined as of the date or dates the ISO or ISOs are granted) of the Common Stock with respect to which the ISO or ISOs granted to an employee are exercisable for the first time by such employee during any one calendar year (under this Plan and all other incentive stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

     3.9  Option Shall be Designated an ISO or Nonstatutory Option.
          --------------------------------------------------------

          The Option Agreement for each option grant shall state whether the Options granted thereby are intended to be ISOs or Nonstatutory Options.


IV.  OTHER PROVISIONS.

     4.1  Adjustments Upon Changes in Capitalization and Ownership.
          --------------------------------------------------------

          Subject to Section 4.2 below, if the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, combination, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares for which Options may be granted as set forth in Section 2.3 hereof and in the Carryover Amount. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, and the Carryover Amount, shall also be made. Subject, in the case of ISOs, to Section 424 of the Code, any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share.

          Upon the dissolution or liquidation of the Company, or, subject to
Section 4.2 below, upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, in which such surviving corporation (or an affiliate), if applicable, does not assume all obligations of the Company under this Plan and substitute for the unexercised Options granted under the Plan options to purchase securities of such surviving corporation having a value substantially equivalent to or greater than the Common Stock issuable upon exercise of such Options and on terms substantially the same as or better than those granted under the Plan, such Options shall become immediately exercisable upon the occurrence of such an event, but in no event may such Options be exercised after the exercise period specified in each individual Option Agreement.

          Adjustments under this Section 4.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under this Plan on account of any such adjustment. If for any reason any person becomes entitled to any interest in a fractional share, a cash payment shall be made of an equivalent value of such interest.

     4.2  Change of Control.
          -----------------

          In the event of a Change of Control other than a Pooling Transaction (as hereinafter defined) during the term of one or more Options, such Options shall, subject to Section 4.1 above, remain outstanding and shall become exercisable by the holder thereof upon the terms and conditions of the Plan and the Option Agreement between such holder and the Company; provided, however, the
                                                          --------  -------
Committee may, in its discretion, take one or more of the following actions in connection with a Change of Control (other than a Pooling Transaction):

               (a) The Committee may declare that any or all Options shall terminate as of a date to be fixed by the Committee and may require that the respective holders thereof surrender all or a portion of their unexercised Options for cancellation by the Company prior to such date and, upon such surrender, such holders shall receive (i) the cash, securities or other consideration they would have received had they exercised such Options immediately prior to such Change of Control and had they disposed of their shares of Common Stock issuable upon such exercise in connection with such Change of Control (subject to required deductions and withholdings), minus (ii) an amount of cash or fair market value of securities or other such consideration equal to the Option Price for such Options surrendered; or

               (b) The Committee may declare that, upon the exercise by a holder of any or all Options after a Change of Control in accordance with the provisions of the Plan, such holder shall be entitled to receive only the cash, securities or other consideration he would have been entitled to receive had he exercised such Options immediately prior to such Change of Control and had he disposed of the Common Stock issuable upon such exercise in connection with such Change of Control; or

               (c) The Committee may declare that any or all Options shall terminate as of a date to be fixed by the Committee and give the holders thereof the right to exercise their Options prior to such date as to all or any part thereof; or

               (d) The Committee may permit the successor corporation to assume the obligations of the Company under the Plan and to substitute for the unexercised Options granted under the Plan options to purchase securities of such successor corporation having a value substantially equivalent to or greater than the Common Stock issuable upon exercise of such Options and on terms substantially the same as or better than those granted under the Plan, all as determined by the Committee, whereupon all outstanding Options and all future Options granted under the Plan shall thenceforth become options to purchase such securities of such successor corporation on such terms.

          Notwithstanding anything herein or in any Option Agreement to the contrary, if, during the term of one or more Options, there shall occur a Change of Control which is intended to qualify as a "pooling of interests" for accounting and financial reporting purposes (a "Pooling Transaction"), it shall be a condition to the effectiveness of such Change of Control transaction that the acquiror agree to assume the obligations of the Company under the Plan and to provide for the substitution of options to purchase securities equivalent to, and with terms the same as, those granted under the Plan, all as determined by the Committee.

     4.3  Continuation of Employment.
          --------------------------

          Nothing contained in this Plan (or in any Option granted pursuant to this Plan) or in any Option Agreement shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or constitute any contract or agreement of employment or interfere in any way with the right of the Company or a Subsidiary to reduce any person's compensation from the rate in existence at the time of the granting of an Option or Right or to change any person's position or duties or to demote or terminate such person's employment with or without cause, but nothing contained herein or in any Option Agreement shall effect any contractual rights of an employee obtained otherwise than under this Plan.

     4.4  Government Regulations.
          ----------------------

          This Plan and the grant and exercise of Options shall be subject to all applicable rules and regulations of governmental authorities.

     4.5  Withholding.
          -----------

          The Company may require, as a condition to (1) issuing or delivering to the holder of an Option shares or certificates evidencing the shares upon exercise of the Option or (2) allowing the transfer of shares subsequent to their issuance to the holder of an Option, that the holder of an Option or other person exercising the Option pay any sums that federal, state, or local tax law requires to be withheld with respect to such exercise or transfer. Neither the Company nor any Subsidiary shall be obligated to advise any holder of an Option of the existence of the tax or the amount which the Company will be so required to withhold.

     4.6  Amendment, Termination, and Reissuance.
          --------------------------------------

          (a) The Board of Directors may at any time suspend, amend or terminate this Plan (or any part thereof) and, with the consent of the holder of an Option, may make such modifications of the terms and conditions of such holder's Option as it shall deem advisable. No Option may be granted during any suspension of this Plan or after such termination. The amendment, suspension or termination of this Plan shall not, without the consent of the holder of an Option, adversely alter or impair any rights or obligations under any Option theretofore granted under this Plan. The Committee shall have the power and may, with the consent of the holder of any Option, cancel any existing Option and reissue Options to the holder of those canceled Options, having a new and lower Option Price, but otherwise bearing substantially similar terms to the canceled Options.

          (b) In addition to the Board of Directors' approval of any amendment, if the amendment would (i) increase the benefits accruing to participants in this Plan, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock present, or represented, and entitled to vote at a meeting duly held for the purpose of approving such amendment. For purposes of this Subsection 4.6(b), any cancellation and reissuance of Options at the same, or a new or lower, Option Price pursuant to Subsection 4.6(a) hereof shall not constitute an amendment of the Plan.

     4.7  Time of Grant and Exercise.
          --------------------------

          (a) Except as the Committee or Board of Directors shall otherwise determine, the granting of an Option pursuant to the Plan shall take place at the time of the resolutions adopted by the Committee granting such Option; provided, however, that if the appropriate resolutions of the Committee indicate that an Option is to be granted as of or at some future date, the date of grant shall be such future date.

          (b) An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the person entitled to exercise the Option, together with payment in full of the purchase price made in accordance with Section 3.1 of this Plan and all applicable withholding taxes.

     4.8  Privileges of Stock Ownership; Nondistributive Intent.
          -----------------------------------------------------

          The holder of an Option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued and delivered to him or her. Upon exercise of an Option, unless a registration statement is in effect under the Securities Act of 1933, as amended, relating to the Common Stock issuable upon exercise and there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, the Common Stock may be issued to the option holder only if he or she represents and warrants in writing to the Company and its counsel that the shares purchased are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued upon the exercise of any

Option unless and until there shall have been full compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over this Plan (and of any exchanges upon which stock of the Company may be listed).

     4.9  Issuance of Stock Certificates.
          ------------------------------

          Upon exercise of an Option, the person receiving Common Stock shall be entitled to one stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock to the Company in payment of a portion or all of the purchase price of stock purchased upon exercise of an Option, shall be entitled to receive two certificates, one representing a number of shares equal to the number of shares exchanged for the stock acquired upon exercise, and another representing the additional shares acquired upon exercise of the Option.

     4.10 Effective Date of this Plan.
          ---------------------------

          This Plan shall, subject to its adoption by the Board of Directors and the Company's stockholders in accordance with applicable law and the Company's Certificate of Incorporation, be effective as of June 30, 1989.

     4.11 Expiration.
          ----------

          Unless previously terminated by the Board of Directors, this Plan shall expire at the close of business on the date that is ten (10) years less one day from the date executed below and no Option shall be granted under it thereafter, but such expiration shall not affect any Option theretofore granted.

     4.12 Governing Law.
          -------------

          This Plan and the Options issued hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant New York law.

          EXECUTED as of the      day of February, 1997.

                              SILGAN HOLDINGS INC.


                              By
                                ---------------------------------


                              Title
                                   ------------------------------